SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 12, 2001
                                                         ---------------


                        CollaGenex Pharmaceuticals, Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-28308                     52-1758016
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(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
 of Incorporation)                                           Identification No.)


41 University Drive, Newtown, Pennsylvania                             18940
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (215) 579-7388
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

      As reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2001 (the "Form 8-K"), on March 12, 2001, CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the "Company") consummated a private placement of 1,500,000 shares (the "Common Shares") of its Common Stock, $.01 par value, and warrants to purchase an additional 400,000 shares (the "Investor Warrants") of its Common Stock pursuant to the terms of Common Stock Purchase Agreements (the "Agreements") with five investors (the "Investors"). The Common Shares were sold at a price of $5.00 per share and the exercise price of the Investor Warrants is $6.00 per share. Net proceeds to the Company from the sale of the Common Shares and the Investor Warrants were approximately $6.9 million. Such proceeds are to be used by the Company to fund its direct-to-consumer advertising campaign for Periostat as well as for general working capital purposes.

      Tucker Anthony Sutro Capital Markets (the "Placement Agent") served as the Company's placement agent in connection with this transaction and received cash compensation of $450,000 and warrants to purchase 150,000 shares (the "Placement Agent Warrant" and together with the "Investor Warrants," the "Warrants") of the Company's Common Stock at an exercise price of $5.70 per share.

      Additionally, the Company has agreed to file within 30 days of March 12, 2001, a Registration Statement on Form S-3 with the Securities and Exchange Commission relating to the registration of the Common Shares and the 550,000 shares of Common Stock underlying the Warrants. A complete copy of the form of Agreement (which includes the form of Registration Rights Agreement and the form of Warrant) and related press release were filed as Exhibit 10.1 and Exhibit 99.1, respectively, to the Form 8-K and are incorporated herein by reference. Such documents were filed in form because the terms of the Agreements and Warrants received by each of the Investors and the Placement Agent, as applicable, are substantially identical. The Company hereby files this Amendment No. 1 to the Form 8-K to report the following additional specific information with respect to each such Agreement and Warrant:

                                                                   Shares of
                                                                 Common Stock
                                                Shares of         Underlying
                                               Common Stock        Warrants
                 Investor                       Purchased          Purchased
-------------------------------------------    ------------       ------------
Perseus Soros BioPharmaceutical Fund, L.P..     1,000,000            266,668
Anvil Investment Associates, LP............       200,000             53,333
Ashford Capital Partners, LP...............       200,000             53,333
John Patience..............................        50,000             13,333
Jack Schuler...............................        50,000             13,333


                                                Shares of Common
                                                Stock Underlying
              Placement Agent                  Warrants Received
-------------------------------------------    -----------------
Tucker Anthony, Inc........................          150,000

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Exhibits.
            --------

      Exhibit No.                          Description
      -----------     ----------------------------------------------------------

         10.1 Form of Common Stock Purchase Agreement, together with form of Registration Rights Agreement and form of Warrant as exhibits thereto, incorporated herein by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2001.

         99.1 Press Release relating to the Company's private placement consummated on March 12, 2001, incorporated herein by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2001.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    COLLAGENEX PHARMACEUTICALS, INC.



                                          By: /s/ Nancy C. Broadbent
                                              -----------------------------
                                              Nancy C. Broadbent
                                              Chief Financial Officer
                                              (Principal Financial Officer)


Date:  April 3, 2001